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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): APRIL 22, 2004

                         ------------------------------

                           TEXAS GENCO HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

            TEXAS                       1-31449                  76-0695920
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


             1111 LOUISIANA
             HOUSTON, TEXAS                                         77002
(Address of principal executive offices)                          (Zip Code)


       Registrant's telephone number, including area code: (713) 207-1111

                         ------------------------------


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         The exhibit listed below is furnished pursuant to Item 12 of this Form 8-K.

         (c)      Exhibits.

         99.1 Press Release issued April 22, 2004 regarding Texas Genco Holdings, Inc.'s first quarter 2004 earnings.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On April 22, 2004, Texas Genco Holdings, Inc. ("Texas Genco") reported first quarter 2004 earnings. For additional information regarding Texas Genco's first quarter 2004 earnings, please refer to Texas Genco's press release attached to this report as Exhibit 99.1 (the "Press Release"), which Press Release is incorporated by reference herein. The information in the Press Release is being furnished, not filed, pursuant to Item 12. Accordingly, the information in the Press Release will not be incorporated by reference into any registration statement filed by Texas Genco under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             TEXAS GENCO HOLDINGS, INC .



Date: April 22, 2004                         By: /s/ James S. Brian
                                                --------------------------------
                                                James S. Brian
                                                Senior Vice President and
                                                Chief Accounting Officer


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                                  EXHIBIT INDEX

EXHIBIT
NUMBER        EXHIBIT DESCRIPTION
-------       -------------------

 99.1 Press Release issued April 22, 2004 regarding Texas Genco Holdings, Inc.'s first quarter 2004 earnings